UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 27, 2012

(Date of Report)

February 13, 2012

(Date of earliest event reported)

International Paper Company

(Exact name of registrant as specified in its charter)

Commission File Number 1-3157

New York	13-0872805
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

6400 Poplar Avenue, Memphis, Tennessee	38197
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (901) 419-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On February 13, 2012, International Paper Company (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “Initial 8-K”) to report, among other things, the completion of the merger of Metal Acquisition Inc., a Delaware corporation and wholly owned subsidiary of the Company, with and into Temple-Inland Inc., a Delaware corporation (“Temple-Inland”), with Temple-Inland surviving as a wholly owned subsidiary of the Company. This Form 8-K/A amends and supplements the Initial 8-K and is being filed to provide the audited consolidated financial statements of Temple-Inland and subsidiaries for the year ended December 31, 2011 and the unaudited pro forma condensed combined financial information of the Company described in Item 9.01 below which were not previously filed with the Initial 8-K, and are permitted to be filed by amendment no later than 71 calendar days after the Initial 8-K was required to be filed with the SEC.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The following audited consolidated financial statements of Temple-Inland and subsidiaries are filed as Exhibit 99.1 to this Form 8-K/A and are incorporated herein by reference:

•	Report of Independent Auditors,

•	Consolidated Balance Sheet as of December 31, 2011,

•	Consolidated Statement of Income for the year ended December 31, 2011,

•	Consolidated Statement of Cash Flows for the year ended December 31, 2011,

•	Consolidated Statement of Shareholders’ Equity for the year ended December 31, 2011, and

•	Notes to Consolidated Financial Statements.

(b)	Pro Forma Financial Information.

The following unaudited pro forma condensed combined financial information of International Paper Company is filed as Exhibit 99.2 to this Form 8-K/A and is incorporated herein by reference:

•	Unaudited pro forma condensed combined balance sheet as of December 31, 2011,

•	Unaudited pro forma condensed combined statement of operations as of December 31, 2011, and

•	Notes to unaudited pro forma condensed combined financial information.

(d)	Exhibits.

Exhibit Number	Description

Exhibit 23.1	Consent of Ernst & Young LLP.

Exhibit 99.1	Audited consolidated financial statements of Temple-Inland and subsidiaries for the year ended December 31, 2011 and Report of Independent Auditors.

Exhibit 99.2	Unaudited pro forma condensed combined financial information of International Paper Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL PAPER COMPANY

By:	/s/ Sharon R. Ryan
	Name:	Sharon R. Ryan
	Title:	Senior Vice President, General Counsel and Corporate Secretary

Date: March 27, 2012

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 23.1	Consent of Ernst & Young LLP.

Exhibit 99.1	Audited consolidated financial statements of Temple-Inland and subsidiaries for the year ended December 31, 2011 and Report of Independent Auditors.

Exhibit 99.2	Unaudited pro forma condensed combined financial information of International Paper Company.

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